Exhibit 10.1.2
EXECUTION VERSION
AMENDMENT NO. 2
TO
CREDIT AGREEMENT
originally dated as of September 17, 2010,
by and among
AVIV FINANCING I, L.L.C., as the Parent Borrower,
THE OTHER BORROWERS LISTED ON SCHEDULE 1 ATTACHED HERETO, as
Borrowers,
GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and a
Lender,
and
THE OTHER FINANCIAL INSTITUTIONS WHO ARE LISTED ON SCHEDULE 2
ATTACHED HERETO, as Lenders
Amended as of April 5, 2011

AMENDMENT NO. 2 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of this 5th day of April, 2011 (the “Second Amendment Closing Date”), by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GECC” and in its capacity as agent for the Lenders, together with its successors, “Administrative Agent”), the financial institutions other than GECC who are parties to this Amendment (together with GECC, individually, a “Lender”, and collectively, the “Lenders”, as the context may require), AVIV FINANCING I, L.L.C., a Delaware limited liability company (together with its successors, the “Parent Borrower”) and THE OTHER BORROWERS LISTED ON SCHEDULE 1 ATTACHED HERETO (each of the foregoing entities shall be hereinafter referred to individually as “Borrower” and collectively as the “Borrowers”).
RECITALS
     A. Pursuant to that certain Credit Agreement dated as of September 17, 2010, by and among the Borrowers, the Administrative Agent and the Lenders, as amended by Amendment No. 1 thereto dated as of February 4, 2011 (the “First Amendment”) (as further amended, modified and restated from time to time, the “Credit Agreement”), Lenders agreed to make available to Borrowers certain credit facilities more fully described therein. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement.
     B. Pursuant to the First Amendment and that certain Indenture dated February 4, 2011 (the “Indenture”), by and among Aviv and Aviv Healthcare Capital Corporation, as issuers (the “Issuers”), the REIT Party, as guarantor, the other Guarantors named therein (including the Borrowers) and The Bank of New York Mellon Trust Company, N.A., as trustee, the Issuers completed a Bond Financing in the aggregate principal amount of $200,000,000 (the “Initial Bond Financing”) and the Borrowers, pursuant to the Indenture, guaranteed the Bond Financing.
     C. The Parent Borrower has informed the Administrative Agent and the Lenders that the Issuers intend to complete an add-on to the Initial Bond Financing in an amount of up to $100,000,000 (the “Add-On Bond Financing”) and that in connection with the Add-On Bond Financing, the Borrowers will be required, pursuant to the Indenture, to guarantee the Add-On Bond Financing and renewals, refinancing and extensions thereof.
     D. In connection with the Add-On Bond Financing, the Borrowers intend to prepay the Loans pursuant to Section 2.04(d) of the Credit Agreement in an amount that, after giving effect to such prepayment, will reduce the aggregate principal amount of the Term Loan as of such date to $199,315,228.37 (the “Add-On Prepayment”) and obtain a release of certain Borrowers and Real Property Assets pursuant to Section 9.13 of the Credit Agreement and desire to amend the schedules to the Credit Agreement to reflect such release.

     E. The Parent Borrower has requested that the Lenders amend the Credit Agreement, and the Lenders are willing to amend the Credit Agreement, to modify the calculation of certain financial covenants in Section 6.11, to amend the schedules and to consent to the Add-On Bond Financing and the guaranty by the Borrowers thereof, all in accordance with the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent, the Lenders and the Borrowers hereby agree as follows:
     1. Recitals. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.
     2. Amendments to Credit Agreement.
     (a) Section 1.01 of the Credit Agreement, Defined Terms, is hereby amended by adding the following definitions in appropriate alphabetical order:
     “Total Net Debt (Aviv)” means, for the Consolidated Aviv Parties for any period, the average daily outstanding Funded Debt minus average daily outstanding unrestricted cash and unrestricted Cash Equivalents.”
     (b) The definitions of “Debt Service Coverage Ratio (Aviv Parties)” and “Debt Yield (Aviv Parties)” as set forth in Section 1.1 of the Loan Agreement, Defined Terms, are hereby amended and restated as follows:
     “‘Debt Service Coverage Ratio (Aviv Parties)’ means the ratio of (i) Consolidated EBITDA (Aviv) for the most recently completed two fiscal quarter period, to (ii) Debt Service for the Consolidated Aviv Parties due during the same period.”
     “‘Debt Yield (Aviv Parties)’ means the ratio, expressed as a percentage, as of any date of determination, of (a) Consolidated EBITDA (Aviv) for the most recently completed two fiscal quarter period times 2, to (b) Total Net Debt (Aviv) on such date.”
     (c) The following schedules to the Credit Agreement are hereby amended by deleting them in their entirety and replacing them with the comparable schedules attached hereto:

“Schedules:
Schedule 1.01	List of Borrowers
Schedule 2.03	Amortization Schedule
Schedule 2.12	Loan Allocations Among Borrowers
Schedule 5.11	Corporate Structure; Capital Stock
Schedule 5.12	Real Property Asset Matters (Parts I & III)

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“Schedules:
Schedule 5.13	Material Contracts; Contracts Subject to Assignment of Claims Act
Schedule 5.22	Patriot Act Information
Schedule 9.12	Allocated Loan Values”
     3. Consent. Notwithstanding anything to the contrary in the Credit Agreement (including, without limitation, Section 2.04(d) of the Credit Agreement) and the other Credit Documents, the Lenders hereby consent to the Add-On Bond Financing and the guaranty thereof by the Borrowers so long as: (i) no Default or Event of Default exists or would be caused after giving effect thereto, (ii) the documentation for the Add-On Bond Financing, including the guarantee thereof by the Borrowers, is in substantially the form of the Indenture and related documentation for the Initial Bond Financing, (iii) each Borrower that is released from its Obligations under the Credit Agreement in connection with the Add-On Prepayment provides a subordinated guarantee of the Obligations in substantially the form of the Subordinated Subsidiary Guaranty delivered for the Initial Bond Financing and (iv) the Add-On Prepayment is applied to the Loans in the manner set forth in Section 2.04(d) of the Credit Agreement promptly upon receipt thereof. For clarification purposes, the Add-On Bond Financing shall, for all purposes of the Credit Agreement, including without limitation, Sections 2.04(d), 7.02(i) and 9.13, be deemed to be a Bond Financing under and as defined in the Credit Agreement. Notwithstanding anything to the contrary in the Credit Agreement, the Administrative Agent hereby further consents, pursuant to Article Eleven of the Indenture, to the amendment of the Indenture in the form attached to this Amendment as Exhibit A.
     4. Enforceability. This Amendment constitutes the legal, valid and binding obligation of Borrowers, and is enforceable against each of the Borrowers in accordance with its terms.
     5. Confirmation of Representations and Warranties. The Credit Parties hereby (a) confirm that all of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct with respect to such Credit Party as of the date hereof, both before and after giving effect to this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, complete and correct in all material respects on and as of such earlier date, (b) specifically represent and warrant to the Administrative Agent and the Lenders that it has the power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it, and (c) specifically represent and warrant to the Administrative Agent and the Lenders that no Default or Event of Default exists would be caused after giving effect to this Amendment.
     6. Conditions to Effectiveness. The agreement of the Administrative Agent and the Lenders to enter into this Amendment, and the effectiveness of the modifications of the Credit contemplated hereby shall be subject to each of the following:
     (a) The Administrative Agent shall have received four (4) copies of this Amendment duly executed by the Required Lenders and each of the Borrowers; and

3

     (b) The Administrative Agent shall have received a Notice of Prepayment for the Add-On Prepayment under and in accordance with Section 2.04(d) of the Credit Agreement and such Add-On Prepayment is made within ten (10) Business Days thereof.
     7. Costs and Fees. The Borrowers shall pay to Administrative Agent’s counsel all reasonable fees of such counsel incurred in connection with the preparation of this Amendment and any related documents.
     8. Effect of this Amendment. Except as specifically set forth in Sections 2 and 3 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Credit Documents are intended or implied and in all other respects the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.
     9. Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement, and all other Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the part of any Lender or the Administrative Agent which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
     10. No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or other Credit Documents or any of rights and remedies of the Administrative Agent and the Lenders in respect of such defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
     11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.
     12. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     13. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail image shall be effective as delivery of a manually executed counterpart of this Amendment.

4

     14. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(SIGNATURES APPEAR ON FOLLOWING PAGES)

5

Signature Page to Amendment No. 2 to Credit Agreement
     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

PARENT BORROWER:	AVIV FINANCING I, L.L.C., a Delaware limited liability company

	By:	/s/ Craig M. Bernfield
Name: Craig M. Bernfield Its: Authorized Representative
[SIGNATURES CONTINUED ON FOLLOWING PAGE]
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

SUBSIDIARY BORROWERS:	ALAMOGORDO AVIV, L.LC., a New Mexico limited liability company
ARMA YATES, L.L.C., a Delaware limited liability company
AVIV LIBERTY, L.L.C., a Delaware limited liability company
AVON OHIO, L.L.C., a Delaware limited liability company
BENTON HARBOR, L.L.C., an Illinois limited liability company
BHG AVIV, L.L.C., a Delaware limited liability company
BONHAM TEXAS, L.L.C., a Delaware limited liability company
CALIFORNIA AVIV, L.L.C., a Delaware limited liability company
CALIFORNIA AVIV TWO, L.L.C., a Delaware limited liability company
CHENAL ARKANSAS, L.L.C., a Delaware limited liability company
CHIPPEWA VALLEY, L.L.C., an Illinois limited liability company
CLAYTON ASSOCIATES, L.L.C., a New Mexico limited liability company
COLUMBIA VIEW ASSOCIATES, L.L.C., a Delaware limited liability company
COLUMBUS TEXAS AVIV, a Delaware limited liability company
COLUMBUS WESTERN AVENUE, L.L.C., a Delaware limited liability company
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

COMMERCE NURSING HOMES, L.L.C., an Illinois limited liability company
DENISON TEXAS, L.L.C., a Delaware limited liability company
FALFURRIAS TEXAS, L.L.C., a Delaware limited liability company
FLORENCE HEIGHTS ASSOCIATES, L.L.C., a Delaware limited liability company
FREEWATER OREGON, L.L.C., a Delaware limited liability company
FULLERTON CALIFORNIA, L.L.C., a Delaware limited liability company
GREAT BEND PROPERTY, L.L.C., a Delaware limited liability company
HERITAGE MONTEREY ASSOCIATES, L.L.C., an Illinois limited liability company
HIGHLAND LEASEHOLD, L.L.C., a Delaware limited liability company
HOBBS ASSOCIATES, L.L.C., an Illinois limited liability company
HOT SPRINGS AVIV, L.L.C., a Delaware limited liability company
HOUSTON TEXAS AVIV, L.L.C., a Delaware limited liability company
HUTCHINSON KANSAS, L.L.C., a Delaware limited liability company
KARAN ASSOCIATES, L.L.C., a Delaware limited liability company
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

MANOR ASSOCIATES, L.L.C., a Delaware limited liability company
MASSACHUSETTS NURSING HOMES, L.L.C., a Delaware limited liability company
MISSOURI REGENCY ASSOCIATES, L.L.C., a Delaware limited liability company
MT. VERNON TEXAS, L.L.C., a Delaware limited liability company
N.M. BLOOMFIELD THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. ESPANOLA THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. .LORDSBURG THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
N.M. SILVER CITY THREE PLUS ONE LIMITED COMPANY, a New Mexico limited liability company
OMAHA ASSOCIATES, L.L.C., a Delaware limited liability company
ORANGE ALF PROPERTY, L.L.C., a Delaware limited liability company
OREGON ASSOCIATES, L.L.C., a Delaware limited liability company
PEABODY ASSOCIATES, L.L.C., a Delaware limited liability company
RATON PROPERTY LIMITED COMPANY, L.L.C., a New Mexico limited liability company
RED ROCKS, L.L.C., an Illinois limited liability company
RIVERSIDE NURSING HOME ASSOCIATES, L.L.C., a Delaware limited liability company
SANTA ANA-BARTLETT, L.L.C., an Illinois limited liability company
SAVOY/BONHAM VENTURE, L.L.C., a Delaware limited liability company
SKYVIEW ASSOCIATES, L.L.C., a Delaware limited liability company
TUJUNGA L.L.C., a Delaware limited liability company
VRB AVIV, L.L.C., a Delaware limited liability company
WASHINGTON-OREGON ASSOCIATES, L.L.C., an Illinois limited liability company
WHEELER HEALTHCARE ASSOCIATES, L.L.C., a Texas limited liability company
WILLIS TEXAS AVIV, L.L.C., a Delaware limited liability company
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

YUBA AVIV, L.L.C., a Delaware limited liability company

By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company, its sole member

	By:	/s/ Craig M. Bernfield
Name: Craig M. Bernfield
Its: Authorized Representative
[SIGNATURES CONTINUED ON FOLLOWING PAGE]
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Signature Page to Amendment No. 2 to Credit Agreement

ADMINISTRATIVE AGENT and LENDERS:	GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and as a Lender

	By:	/s/ David Harper

Name: David Harper Title: Its Duly Authorized Representative
[SIGNATURES CONTINUED ON FOLLOWING PAGE]
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Signature Page to Amendment No. 2 to Credit Agreement

CIT BANK, as a Lender
By:	/s/ George Janes
	Name:	George Janes
	Title:	Chief Credit Officer
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Signature Page to Amendment No. 2 to Credit Agreement

FIRSTMERIT BANK, N.A., as a Lender
By:	/s/ Matthew W. Hannam
	Name:	Matthew W. Hannam
	Title:	Vice President
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Signature Page to Amendment No. 2 to Credit Agreement

THE PRIVATEBANK AND TRUST COMPANY, as a Lender
By:	/s/ Amy K. Hallberg
	Name:	Amy K. Hallberg
	Title:	Managing Director
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Signature Page to Amendment No. 2 to Credit Agreement

FIFTEENTH INVESTMENT HFS LIMITED, as a Lender
By:	/s/ Jeffrey M. Mulhmore
	Name:	Jeffrey M. Mulhmore
	Title:	Duly Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Signature Page to Amendment No. 2 to Credit Agreement

ROYAL BANK OF CANADA. as a Lender
By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
[AVIV — SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

SCHEDULE 1.01
SUBSIDIARY BORROWERS
Alamogordo Aviv, L.L.C., a New Mexico limited liability company
Arma Yates, L.L.C., a Delaware limited liability company
Aviv Liberty, L.L.C., a Delaware limited liability company
Avon Ohio, L.L.C., a Delaware limited liability company
Benton Harbor, L.L.C., an Illinois limited liability company
California Aviv Two, L.L.C., a Delaware limited liability company
California Aviv, L.L.C., a Delaware limited liability company
Chenal Arkansas, L.L.C., a Delaware limited liability company
Chippewa Valley, L.L.C., an Illinois limited liability company
Clayton Associates, L.L.C., a New Mexico limited liability company
Columbia View Associates, L.L.C., a Delaware limited liability company
Columbus Texas Aviv, L.L.C., a Delaware limited liability company
Columbus Western Avenue, L.L.C., a Delaware limited liability company
Commerce Nursing Homes, L.L.C., an Illinois limited liability company
Denison Texas, L.L.C., a Delaware limited liability company
Falfurrias Texas, L.L.C., a Delaware limited liability company
Florence Heights Associates, L.L.C., a Delaware limited liability company
Freewater Oregon, L.L.C., a Delaware limited liability company
Fullerton California, L.L.C., a Delaware limited liability company
Great Bend Property, L.L.C., a Delaware limited liability company
Heritage Monterey Associates, L.L.C., an Illinois limited liability company
Highland Leasehold, L.L.C., a Delaware limited liability company
Hobbs Associates, L.L.C., an Illinois limited liability company
Hot Springs Aviv, L.L.C., a Delaware limited liability company
Houston Texas Aviv, L.L.C., a Delaware limited liability company
Hutchinson Kansas, L.L.C., a Delaware limited liability company
Manor Associates, L.L.C., a Delaware limited liability company
Massachusetts Nursing Homes, L.L.C., a Delaware limited liability company
Missouri Regency Associates, L.L.C., a Delaware limited liability company
Mt. Vernon Texas, L.L.C., a Delaware limited liability company
N.M. Bloomfield Three Plus One Limited Company, a New Mexico limited liability company
N.M. Espanola Three Plus One Limited Company, a New Mexico limited liability company
N.M. Lordsburg Three Plus One Limited Company, a New Mexico limited liability company
N.M. Silver City Three Plus One Limited Company, a New Mexico limited liability company
Omaha Associates, L.L.C., a Delaware limited liability company
Orange ALF Property, L.L.C., a Delaware limited liability company
Peabody Associates, L.L.C., a Delaware limited liability company
Raton Property Limited Company, a New Mexico limited liability company
Red Rocks, L.L.C., an Illinois limited liability company
Riverside Nursing Home Associates, L.L.C., a Delaware limited liability company
Santa Ana-Bartlett, L.L.C., an Illinois limited liability company

Savoy/Bonham Venture, L.L.C., a Delaware limited liability company
Skyview Associates, L.L.C., a Delaware limited liability company
Tujunga, L.L.C., a Delaware limited liability company
VRB Aviv, L.L.C., a Delaware limited liability company
Washington-Oregon Associates, L.L.C., an Illinois limited liability company
Wheeler Healthcare Associates, L.L.C., a Texas limited liability company
Willis Texas Aviv, L.L.C., a Delaware limited liability company
Yuba Aviv, L.L.C., a Delaware limited liability company

SCHEDULE 2.03 PART I
AMORTIZATION SCHEDULE (TERM)
[ATTACHED]

SCHEDULE 2.03 PART II
AMORTIZATION SCHEDULE (REVOLVER)
None.

SCHEDULE 2.12
ALLOCABLE AMOUNTS

Borrower	Total
Alamogordo Aviv, L.L.C.	$4,387,416.90
Arma Yates, L.L.C.	$3,909,634.46
Aviv Liberty, L.L.C.	$4,994,187.32
Avon Ohio, L.L.C.	$3,080,526.76
Benton Harbor, L.L.C.	$2,473,756.34
California Aviv Two, L.L.C.	$9,148,230.98
California Aviv, L.L.C.	$29,405,028.14
Chenal Arkansas, L.L.C.	$4,060,694.36
Chippewa Valley, L.L.C.	$4,947,512.67
Clayton Associates, L.L.C.	$1,353,564.79
Columbia View Associates, L.L.C.	$606,770.42
Columbus Texas Aviv, L.L.C.	$242,708.17
Columbus Western Avenue, L.L.C.	$1,166,866.20
Commerce Nursing Homes, L.L.C.	$4,807,488.73
Denison Texas, L.L.C.	$2,707,129.58
Falfurrias Texas, L.L.C.	$980,167.60
Florence Heights Associates, L.L.C.	$513,421.13
Freewater Oregon, L.L.C.	$3,407,249.29
Fullerton California L.L.C.	$3,453,923.94
Great Bend Property, L.L.C.	$3,258,028.72
Heritage Monterey Associates, L.L.C.	$8,028,039.43
Highland Leasehold, L.L.C.	$2,987,177.46
Hobbs Associates, L.L.C.	$840,143.66
Hot Springs Aviv, L.L.C.	$5,600,957.78
Houston Texas Aviv, L.L.C.	$933,492.96
Hutchinson Kansas, L.L.C.	$3,873,995.77
Manor Associates, L.L.C.	$4,014,019.72
Massachusetts Nursing Homes, L.L.C.	$10,534,468.01
Missouri Regency Associates, L.L.C.	$10,408,446.46
Mt. Vernon Texas, L.L.C.	$102,684.23
N.M. Bloomfield Three Plus One Limited Company	$2,800,478.87
N.M. Espanola Three Plus One Limited Company	$4,014,019.72
N.M. Lordsburg Three Plus One Limited Company	$653,445.07
N.M. Silver City Three Plus One Limited Company	$3,313,900.00
Omaha Associates, L.L.C.	$6,954,522.53
Orange ALF Property, L.L.C.	$8,089,899.40
Peabody Associates, L.L.C.	$560,095.77
Raton Property Limited Company	$2,287,057.74
Red Rocks, L.L.C.	$1,820,311.27
Riverside Nursing Home Associates, L.L.C.	$2,613,780.28
Santa Ana-Bartlett, L.L.C.	$4,480,766.19
Savoy/Bonham Venture, L.L.C.	$1,073,516.90
Skyview Associates, L.L.C.	$4,200,718.31
Tujunga, L.L.C.	$1,446,914.08

Borrower	Total
VRB Aviv, L.L.C.	$10,595,145.06
Washington-Oregon Associates, L.L.C.	$6,207,728.17
Wheeler Healthcare Associates, L.L.C.	$1,633,612.67
Willis Texas Aviv, L.L.C.	$2,100,359.15
Yuba Aviv, L.L.C.	$2,943,663.35
Grand Total	$204,017,666.51

SCHEDULE 5.11
CORPORATE STRUCTURE; CAPITAL STOCK

					Outstanding
					Options,
					Warrants,
					Rights of
			% of Capital		Conversion of
	State of		Stock	Persons Holding Equity or	Purchase or
Borrower’s Legal Name	Formation	Tax ID	Outstanding	Voting Interests (%)	Similar
Aviv Financing I, L.L.C.	DE	11-3747125	100%	Aviv Healthcare Properties Operating Partnership I LP (100%)	None.
Alamogordo Aviv, L.L.C.	NM	27-0123540	100%	Aviv Financing I, L.L.C. (100%)	None.
Arma Yates, L.L.C.	DE	27-3971035	100%	Aviv Financing I, L.L.C. (100%)	None.
Aviv Liberty, L.L.C.	DE	36-4572034	100%	Aviv Financing I, L.L.C. (100%)	None.
Avon Ohio, L.L.C.	DE	36-4601433	100%	Aviv Financing I, L.L.C. (100%)	None.
Benton Harbor, L.L.C.	IL	36-4204807	100%	Aviv Financing I, L.L.C. (100%)	None.
California Aviv Two, L.L.C.	DE	26-4117080	100%	Aviv Financing I, L.L.C. (100%)	None.
California Aviv, L.L.C.	DE	38-3786697	100%	Aviv Financing I, L.L.C. (100%)	None.
Chenal Arkansas, L.L.C.	DE	04-3835270	100%	Aviv Financing I, L.L.C. (100%)	None.
Chippewa Valley, L.L.C.	IL	36-4065826	100%	Aviv Financing I, L.L.C. (100%)	None.
Clayton Associates, L.L.C.	NM	36-4572014	100%	Aviv Financing I, L.L.C. (100%)	None.
Columbia View Associates, L.L.C.	DE	36-4204809	100%	Aviv Financing I, L.L.C. (100%)	None.
Columbus Texas Aviv, L.L.C.	DE	38-3735473	100%	Aviv Financing I, L.L.C. (100%)	None.
Columbus Western Avenue, L.L.C.	DE	71-0960205	100%	Aviv Financing I, L.L.C. (100%)	None.
Commerce Nursing Homes, L.L.C.	IL	36-4122632	100%	Aviv Financing I, L.L.C. (100%)	None.
Denison Texas, L.L.C.	DE	32-0173170	100%	Aviv Financing I, L.L.C. (100%)	None.
Falfurrias Texas, L.L.C.	DE	61-1501714	100%	Aviv Financing I, L.L.C. (100%)	None.
Florence Heights Associates, L.L.C.	DE	11-3747131	100%	Aviv Financing I, L.L.C. (100%)	None.
Freewater Oregon, L.L.C.	DE	36-2280966	100%	Aviv Financing I, L.L.C. (100%)	None.
Fullerton California, L.L.C.	DE	36-4480527	100%	Aviv Financing I, L.L.C. (100%)	None.
Great Bend Property, L.L.C.	DE	27-3971138	100%	Aviv Financing I, L.L.C. (100%)	None.
Heritage Monterey Associates, L.L.C.	IL	36-4056688	100%	Aviv Financing I, L.L.C. (100%)	None.
Highland Leasehold, L.L.C.	DE	20-2873499	100%	Aviv Financing I, L.L.C. (100%)	None.
Hobbs Associates, L.L.C.	IL	36-4177337	100%	Aviv Financing I, L.L.C. (100%)	None.
Hot Springs Aviv, L.L.C.	DE	30-0470700	100%	Aviv Financing I, L.L.C. (100%)	None.
Houston Texas Aviv, L.L.C.	DE	36-4587739	100%	Aviv Financing I, L.L.C. (100%)	None.
Hutchinson Kansas, L.L.C.	DE	51-0559326	100%	Aviv Financing I, L.L.C. (100%)	None.

					Outstanding
					Options,
					Warrants,
					Rights of
			% of Capital		Conversion of
	State of		Stock	Persons Holding Equity or	Purchase or
Borrower’s Legal Name	Formation	Tax ID	Outstanding	Voting Interests (%)	Similar
Manor Associates, L.L.C.	DE	36-4572020	100%	Aviv Financing I, L.L.C. (100%)	None.
Massachusetts Nursing Homes, L.L.C.	DE	20-2873416	100%	Aviv Financing I, L.L.C. (100%)	None.
Missouri Regency Associates, L.L.C.	DE	36-4572031	100%	Aviv Financing I, L.L.C. (100%)	None.
Mt. Vernon Texas, L.L.C.	DE	35-2270167	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Bloomfield Three Plus One Limited Company	NM	74-2748292	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Espanola Three Plus One Limited Company	NM	74-2748289	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Lordsburg Three Plus One Limited Company	NM	74-2748286	100%	Aviv Financing I, L.L.C. (100%)	None.
N.M. Silver City Three Plus One Limited Company	NM	74-2748283	100%	Aviv Financing I, L.L.C. (100%)	None.
Omaha Associates, L.L.C.	DE	36-4572019	100%	Aviv Financing I, L.L.C. (100%)	None.
Orange ALF Property, L.L.C.	DE	27-4083471	100%	Aviv Financing I, L.L.C. (100%)	None.
Peabody Associates, L.L.C.	DE	36-4572029	100%	Aviv Financing I, L.L.C. (100%)	None.
Raton Property Limited Company	NM	36-4111094	100%	Aviv Financing I, L.L.C. (100%)	None.
Red Rocks, L.L.C.	IL	36-4192351	100%	Aviv Financing I, L.L.C. (100%)	None.
Riverside Nursing Home Associates, L.L.C.	DE	36-4340184	100%	Aviv Financing I, L.L.C. (100%)	None.
Santa Ana-Bartlett, L.L.C.	IL	36-4212739	100%	Aviv Financing I, L.L.C. (100%)	None.
Santa Fe Missouri Associates, L.L.C.	IL	36-4165126	100%	Aviv Financing I, L.L.C. (100%)	None.
Savoy/Bonham Venture, L.L.C.	DE	36-4572026	100%	Aviv Financing I, L.L.C. (100%)	None.
Skyview Associates, L.L.C.	DE	36-4572023	100%	Aviv Financing I, L.L.C. (100%)	None.
Tujunga, L.L.C.	DE	36-4389732	100%	Aviv Financing I, L.L.C. (100%)	None.
VRB Aviv, L.L.C.	DE	76-0802032	100%	Aviv Financing I, L.L.C. (100%)	None.
Washington-Oregon Associates, L.L.C.	IL	36-4192347	100%	Aviv Financing I, L.L.C. (100%)	None.
Wheeler Healthcare Associates, L.L.C.	TX	74-2752353	100%	Aviv Financing I, L.L.C. (100%)	None.
Willis Texas Aviv, L.L.C.	DE	37-1522942	100%	Aviv Financing I, L.L.C. (100%)	None.
Yuba Aviv, L.L.C.	DE	11-3750228	100%	Aviv Financing I, L.L.C. (100%)	None.
[Organizational Chart Follows]

Aviv
Financing I, L.L.C.
each listed
entity owned 100%
Alamogordo Aviv, L.L.C.
Arma Yates, L.L.C.
Aviv Liberty, L.L.C.
Avon Ohio, L.L.C.
Benton Harbor, L.L.C.
California Aviv Two, L.L.C.
California Aviv, L.L.C.
Chenal Arkansas, L.L.C.
Chippewa Valley, L.L.C.
Clayton Associates, L.L.C.
Columbia View Associates, L.L.C.
Columbus Texas Aviv, L.L.C.
Columbus Western Avenue, L.L.C.
Commerce Nursing Homes, L.L.C.
Denison Texas, L.L.C.
Falfurrias Texas, L.L.C.
Florence Heights Associates, L.L.C.
Freewater Oregon, L.L.C.
Fullerton California, L.L.C.
Great Bend Property, L.L.C.
Heritage Monterey Associates, L.L.C.
Highland Leasehold, L.L.C.
Hobbs Associates, L.L.C.
Hot Springs Aviv, L.L.C.
Houston Texas Aviv, L.L.C.
Hutchinson Kansas, L.L.C.
Manor Associates, L.L.C.
Massachusetts Nursing Homes, L.L.C.
Missouri Regency Associates, L.L.C.
Mt. Vernon Texas, L.L.C.
N.M. Bloomfield Three Plus One Limited Company
N.M. Espanola Three Plus One Limited Company
N.M. Lordsburg Three Plus One Limited Company
N.M. Silver City Three Plus One Limited Company
Omaha Associates, L.L.C.
Orange ALF Property, L.L.C
Peabody Associates, L.L.C.
Raton Property Limited Company
Red Rocks, L.L.C.
Riverside Nursing Home Associates, L.L.C.
Santa Ana-Bartlett, L.L.C.
Savoy/Bonham Venture, L.L.C.
Skyview Associates, L.L.C.
Tujunga, L.L.C.
VRB Aviv, L.L.C.
Washington-Oregon Associates, L.L.C.
Wheeler Healthcare Associates, L.L.C.
Willis Texas Aviv, L.L.C.
Yuba Aviv, L.L.C.

SHEET 2

SCHEDULE 5.12
REAL PROPERTY ASSET MATTERS

Part I	Real Property Assets
Part II	Delinquent Tenants
Part III	Material Sub-Leases

SCHEDULE 5.12
PART I — REAL PROPERTY ASSETS

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
1	N/A	N/A	N/A	N/A	N/A	N/A

2	1208 Highway 7 North, Hot Springs, AR	Hot Springs Aviv, L.L.C.	1. Lease dated 3/26/08 2. First Amendment to Lease dated 11/5/08 3. Second Amendment to Lease dated 1/5/09 4. Third Amendment to Lease dated 11/18/09 5. Unconditional Guaranty of Lease dated 3/26/08	Fountain Properties, LLC	2/28/2038	N/A

3	N/A	N/A	N/A	N/A	N/A	N/A

4	N/A	N/A	N/A	N/A	N/A	N/A

5	N/A	N/A	N/A	N/A	N/A	N/A

6	N/A	N/A	N/A	N/A	N/A	N/A

7	N/A	N/A	N/A	N/A	N/A	N/A

8	#3 Chenal Heights Drive, Little Rock, AR	Chenal Arkansas, L.L.C.	1. Lease dated 12/29/05
2. First Amendment to Lease dated 6/29/06
3. Second Amendment to Lease dated 2/7/08
4. Third Amendment to Lease dated 4/14/08
5. Fourth Amendment to Lease dated 11/5/08
6. Fifth Amendment to Lease dated 1/5/09
7. Sixth Amendment to Lease dated 11/18/09
8. Unconditional Guaranty of Lease dated 12/29/05
			9. Seventh Amendment to Lease dated 12/20/2010	Chenal Health, LLC dba Chenal Heights Nursing and Rehab	2/28/2018	N/A

9	N/A	N/A	N/A	N/A	N/A	N/A

10	N/A	N/A	N/A	N/A	N/A	N/A

11	N/A	N/A	N/A	N/A	N/A	N/A

12	N/A	N/A	N/A	N/A	N/A	N/A

13	N/A	N/A	N/A	N/A	N/A	N/A

14	N/A	N/A	N/A	N/A	N/A	N/A

15	N/A	N/A	N/A	N/A	N/A	N/A

16	N/A	N/A	N/A	N/A	N/A	N/A

17	N/A	N/A	N/A	N/A	N/A	N/A

18	N/A	N/A	N/A	N/A	N/A	N/A

19	N/A	N/A	N/A	N/A	N/A	N/A

[1]	HUD Subsidiaries are noted with an asterisk.

[2]	Unless otherwise noted, the address of Eligible Tenant is the Real Property Asset Address.

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
20	1000 Executive Parkway, Oroville, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

21	1200 Springfield Avenue, Chico, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

22	6212 Tudor Way, Bakersfield, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
23	323 Campus Drive, Arvin, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

24	1291 Craig Avenue, Lakeport, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

25	610 N Garfield Ave, Monterey Park, CA	Heritage Monterey Associates, L.L.C.*	1. Lease dated 10/30/95
2. First Amendment to Lease dated 12/20/95
3. Second Amendment to Lease dated 1/11/96
4. Third Amendment to Lease dated 9/4/96
5. Fourth Amendment to Lease dated 12/11/01
6. Fifth Amendment to Lease dated 2/1/02
7. Sixth Amendment to Lease dated 12/31/03
8. Seventh Amendment to Lease Agreement dated 3/3/08
9. Eighth Amendment to Lease dated 12/9/08
10. Continuing Guarantee dated 11/95
			11. Ninth Amendment to Lease dated 10/26/2010	Heritage Manor Healthcare, LLC	1/31/2026	N/A

26	N/A	N/A	N/A	N/A	N/A	N/A

27	N/A	N/A	N/A	N/A	N/A	N/A

28	N/A	N/A	N/A	N/A	N/A	N/A

29	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
30	7660 Wyngate St, Tujunga, CA	Tujunga, L.L.C.*	1. Lease dated 8/31/00
2. First Amendment to Lease dated 2/1/02
3. Second Amendment to Lease dated 11/1/02
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Unconditional Guaranty of Lease dated 8/31/00
			8. Sixth Amendment to Lease dated 10/26/2010	Wyngate Nursing Center	9/30/2040	N/A

31	600 E Washington Ave, Santa Ana, CA	Santa Ana-Bartlett, L.L.C.*	1. Lease dated 2/26/98
2. First Amendment to Lease dated 2/1/02
3. Second Amendment to Lease dated 2/1/03
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Sixth Amendment to Lease dated 1/28/2009
8. Unconditional Guaranty of Lease dated 2/26/98
			9. Seventh Amendment to Lease dated 10/26/2010	Bartlett Care Center, LLC	4/30/2028	N/A

32	1819 E. Chapman Ave, Fullerton, CA	Fullerton California L.L.C.	1. Lease dated 11/28/01
2. First Amendment dated 2/1/02
3. Second Amendment dated 12/31/03
4. Third Amendment to Lease Agreement dated 3/3/08
5. Fourth Amendment to Lease dated 12/9/08
6. Unconditional Guaranty of Lease dated 11/28/01
			7. Fifth Amendment to Lease dated 10/26/2010	Gordon Lane Healthcare, LLC	11/30/2031	N/A

33	8171 Magnolia Ave, Riverside, CA	Riverside Nursing Home Associates, L.L.C.*	1. Lease dated 6/18/98
2. First Amendment to Lease dated 9/6/01
3. Second Amendment to Lease dated 2/1/02
4. Third Amendment to Lease dated 12/31/03
5. Fourth Amendment to Lease Agreement dated 3/3/08
6. Fifth Amendment to Lease dated 12/9/08
7. Unconditional Guaranty of Lease dated 6/16/98
			8. Sixth Amendment to Lease dated 10/26/2010	F & B Healthcare	5/31/2028	N/A

34	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
35	15720 Bernardo Center Drive, San Diego, CA	VRB Aviv, L.L.C.*	1. Lease dated 8/21/96
2. First Amendment to Lease dated 9/30/96
3. Letter of Amendment dated 1/28/97
4. Second Amendment to Lease dated 12/1/98
5. Third Amendment to Lease dated 11/1999
6. Fourth Amendment to Lease dated 4/2002
7. Side Agreement to Lease dated 12/31/03
8. First Amendment to Side Agreement dated 5/11/04
9. Fifth Amendment to Lease dated 12/31/03
10. Second Side Agreement to Lease dated 11/1/07
11. Sixth Amendment to Lease dated 3/3/08
12. Seventh Amendment to Lease dated 12/9/08
13. Unconditional Guaranty of Lease dated 8/21/96
			14. Eighth Amendment to Lease dated 10/26/2010	Villa Rancho Bernardo Health Care, LLC	9/30/2026	N/A

36	2586 Buthmann Avenue, Tracy, CA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

37	300 Douglas Street, Petaluma, CA	California Aviv Two, L.L.C.	1. Master Lease dated 4/21/2009
2. Side Letter to Master Lease dated 6/11/09
3. Letter Agreement to Master Lease dated 4/29/2010
4. First Amendment to Master Lease dated 4/29/2010
5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09
			6. Second Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

38	N/A	SOLD — See Schedule 5.01(b)	N/A	N/A	N/A	N/A

39	N/A	SOLD — See Schedule 5.01(b)	N/A	N/A	N/A	N/A

40	N/A	N/A	N/A	N/A	N/A	N/A

41	N/A	N/A	N/A	N/A	N/A	N/A

42	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
43	640 Filer Ave. W, Twin Falls, ID (604 and 650 Filer Avenue West, per Assessor)	Skyview Associates, L.L.C.	1. Lease dated 8/1/87
2. Agreement to Amend Lease dated 9/1987
3. Lease Assignment and Assumption dated 1/1/96
4. First Amendment to Lease dated 1/1/96
5. Second Amendment to Lease dated 6/20/00
6. Third Amendment to Lease dated 10/18/06
7. Unconditional Guaranty of Lease dated 1/1/96
8. Fourth Amendment to Lease Agreement dated 10/29/2010
			9. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

44	N/A	N/A	N/A	N/A	N/A	N/A

45	N/A	N/A	N/A	N/A	N/A	N/A

46	N/A	N/A	N/A	N/A	N/A	N/A

47	N/A	N/A	N/A	N/A	N/A	N/A

48	1450 26th St, Highland, IL	Highland Leasehold, L.L.C.	1. Sublease dated 5/1/92
2. First Amendment to Sublease dated 11/30/95
3. Assignment and Assumption of Sublease and Consent to Assignment dated 4/1/97
4. Second Amendment to Sublease dated 1/1/05
5. Assignment and Assumption of Lease Documents dated 6/30/05
			6. Unconditional Guaranty of SubLease dated 4/1/97	Covenant Care Midwest, Inc.	12/31/2015	N/A

49	N/A	N/A	N/A	N/A	N/A	N/A

50	N/A	N/A	N/A	N/A	N/A	N/A

51	N/A	N/A	N/A	N/A	N/A	N/A

52	N/A	N/A	N/A	N/A	N/A	N/A

53	500 Peabody Ave, Peabody, KS	Peabody Associates, L.L.C.	1. Lease dated 5/1/97 2. First Amendment to Lease dated 10/23/06 3. Second Amendment to Lease dated 8/28/2009 4. Unconditional Guaranty of Lease dated 5/1/97	Markleysburg Healthcare Investors, L.P.	6/30/2015	N/A

54	1601 North Main, McPherson, KS	Hutchinson Kansas, L.L.C.	1. Master Lease dated 11/26/08 2. First Amendment to Master Lease dated 5/4/2010 3. Unconditional Guaranty of Master Lease dated 11/26/08 4. Second Amendment to Lease dated 11/30/2010	McPherson Care Center, LLC	12/31/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
55	2301 N. Severance St, Hutchinson, KS	Hutchinson Kansas, L.L.C.	1. Master Lease dated 11/26/08 2. First Amendment to Master Lease dated 5/4/2010 3. Unconditional Guaranty of Master Lease dated 11/26/08 4. Second Amendment to Lease dated 11/30/2010	Hutchinson Care Center, LLC	12/31/2018	N/A

56	N/A	N/A	N/A	N/A	N/A	N/A

57	547 Highland Ave, Fall River, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
58	281 Broadway, Methuen, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

59	555 S Union St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
60	800 Essex St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

61	557 Varnum Ave, Lowell, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
62	134 North St, North Reading, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

63	18 Hammond St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
64	81 Chatham St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

65	3 Pine St, Oxford, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
66	1385 E Empire Ave, Benton Harbor, MI	Benton Harbor, L.L.C.	1. Lease Dated 9/5/02
2. First Amendment to Lease dated 9/13/02
3. Second Amendment to Lease dated 12/17/02
4. Third Amendment to Lease dated 1/15/03
5. Fourth Amendment to Lease dated 10/1/04
6. Fifth Amendment to Lease dated 5/20/2010
7. Sixth Amendment to Lease dated 2/10/2011
8. Unconditional Guaranty of Lease dated 7/27/04
			9. Unconditional Guaranty of Lease dated 9/5/02	Northpoint Senior Services, LLC	9/30/2013	N/A

67	120 Baseline Road, South Haven, MI	Chippewa Valley, L.L.C.	1. Lease Agreement dated 2/6/96
2. Assignment and Assumption of Lease dated 5/30/97
3. Assignment and Assumption of Lease dated 5/1/00
4. First Amendment to Lease dated 10/21/05
5. Unconditional Guaranty of Lease dated 5/1/00
			6. Second Amendment to Lease Agreement dated 11/01/2010	CCG-Countryside, LLC	4/30/2016	N/A

68	N/A	N/A	N/A	N/A	N/A	N/A

69	N/A	N/A	N/A	N/A	N/A	N/A

70	N/A	N/A	N/A	N/A	N/A	N/A

71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.	1. Master Lease dated 5/7/2010
2. First Amendment to Master Lease dated 7/26/2010
3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010
4. Unconditional Guaranty of Master Lease dated 5/7/10
4. Unconditional Guaranty of Master Lease dated 5/7/10
5. Second Amendment to Master Lease dated 10/1/2010
			6. Second Amendment to Master Lease dated 12/1/2010	Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

76	N/A	N/A	N/A	N/A	N/A	N/A

77	N/A	N/A	N/A	N/A	N/A	N/A

78	N/A	N/A	N/A	N/A	N/A	N/A

79	N/A	N/A	N/A	N/A	N/A	N/A

80	N/A	N/A	N/A	N/A	N/A	N/A

81	N/A	N/A	N/A	N/A	N/A	N/A

82	N/A	N/A	N/A	N/A	N/A	N/A

83	3110 Scott Circle, Omaha, NE	Florence Heights Associates, L.L.C.	1. Lease dated 9/12/2008 2. First Amendment to Lease dated 8/16/2010 3. Unconditional Guaranty of Lease dated 9/12/08 4. Lease and Loan Document Modification dated 9/21/2010	LTC Healthcare at Florence, Inc.	9/30/2018	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
84	7410 Mercy Rd, Omaha, NE	Omaha Associates, L.L.C.	1. Lease Agreement dated 10/1/89
2. Addendum to Lease Agreement dated 10/1/89
3. Second Addendum to Lease Agreement dated 11/1/89
4. Assignment and Assumption of Lease and Landlord’s Consent dated 6/30/90
5. Memorandum of Lease and Purchase Option dated 11/30/95
6. First Amendment to Lease Agreement dated 11/30/95
7. Second Amendment to Lease Agreement dated 10/30/96
8. Assignment and Assumption of Lease, Consent to Assignment and Assumption and Amendment to Lease dated 4/1/97
9. Unconditional Guaranty of Lease dated 4/1/97
10. Corrective Memorandum of Lease and Purchase Option dated 4/28/97
11. Third Amendment to Lease Agreement dated 5/20/05
12. Fourth Amendment to Lease Agreement dated 7/13/07
13. Fifth Amendment to Lease Agreement dated 6/2/08
14. Sixth Amendment to Lease dated 4/1/09
15. Seventh Amendment to Lease dated 4/26/2010
16. Eighth Amendment to Lease dated 8/28/2010
			17. Unconditional Guaranty of Lease dated 4/1/97	Covenant Care Midwest, Inc.	12/31/2015	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
85	1660 Hospital Dr, Raton, NM	Raton Property Limited Company	1. Lease dated 11/26/96
2. Consent to Assignment and Assumption of Lease dated 9/1/03
3. Assignment and Assumption of Lease dated 9/1/03
4. Payment Agreement dated 9/28/05
5. Consent to Assignment and Assumption of Lease dated 4/1/07
6. Assignment and Assumption of Lease dated 4/1/07
7. Agreement dated 4/1/07
8. Amendment to Lease dated 4/1/07
9. Second Amendment to Lease dated 10/31/07
10. Third Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Raton Nursing Operations, LLC, dba Raton Nursing & Rehab Center	9/30/2021	N/A

86	3514 Fowler Ave, Silver City, NM	N.M. Silver City Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. Assignment dated 3/1/95
3. First Amendment to Sub-Lease dated 12/23/96
4. Assignment and Assumption of Real Property Lease dated 12/31/97
5. Amendment to Lease dated 12/1/01
6. Consent to Assignment and Assumption of Lease dated 9/1/03
7. Assignment and Assumption of Lease dated 9/1/03
8. Payment Agreement dated 9/28/05
9. Consent to Assignment and Assumption of Lease dated 4/1/07
10. Assignment and Assumption of Lease dated 4/1/07
11. Agreement dated 4/1/07
12. Amendment to Lease dated 4/1/07
13. Second Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 9/1/03
15. Unconditional Guaranty of Lease dated 4/1/07
			16. Unconditional Guaranty of Lease dated 4/1/07	Silver City Nursing Operations, LLC, dba Silver City Care Center	9/30/2021	Lessor County of Grant, New Mexico Termination Date 12/1/2033 Ground Lease 1. Ground Lease dated 12/1/1983 2. Assignment and Assumption of Ground Lease dated “June __, 2005”

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
87	603 Hadeco Drive, Lordsburg, NM	N.M. Lordsburg Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. Assignment dated 3/1/95
3. First Amendment to Sub-Lease dated 12/23/96
4. Assignment and Assumption of Real Property Lease dated 12/31/97
5. Amendment to Lease dated 12/1/01
6. Consent to Assignment and Assumption of Lease dated 9/1/03
7. Assignment and Assumption of Lease dated 9/1/03
8. Payment Agreement dated 9/28/05
9. Consent to Assignment and Assumption of Lease dated 4/1/07
10. Assignment and Assumption of Lease dated 4/1/07
11. Agreement dated 4/1/07
12. Amendment to Lease dated 4/1/07
13. Second Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 4/1/07
			15. Unconditional Guaranty of Lease dated 4/1/07	Sunshine Haven Nursing Operations LLC, dba Sunshine Haven at Lordsburg	9/30/2021	N/A

88	2101 Bensing Rd, Hobbs, NM	Hobbs Associates, L.L.C.	1. Lease dated 6/2000
2. Personal Property Lease dated 6/2000
3. Assignment and Assumption of Lease dated 8/1/03
4. Amended and Restated Consent to Assignment and Assumption of Lease dated 8/1/03
5. Payment Agreement dated 9/28/05
6. Consent to Assignment and Assumption of Lease dated 4/1/07
7. Assignment and Assumption of Lease dated 4/1/07
8. Agreement dated 4/1/07
9. Amendment to Lease dated 4/1/07
10. Second Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Country Cottage Nursing Operations, LLC, dba Country Cottage Care & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
89	3720 Church Rock Rd, Gallup, NM	Red Rocks, L.L.C.	1. Lease dated 7/31/92
2. Assignment and Assumption of Lease dated 12/17/97
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Consent to Assignment and Assumption of Lease dated 9/1/03
5. Assignment and Assumption of Lease dated 9/1/03
6. Payment Agreement dated 9/28/05
7. Consent to Assignment and Assumption of Lease dated 4/1/07
8. Assignment and Assumption of Lease dated 4/1/07
9. Agreement dated 4/1/07
10. Amendment to Lease dated 4/1/07
11. Second Amendment to Lease dated 10/31/07
12. Third Amendment to Lease dated 12/29/2009
13. Unconditional Guaranty of Lease dated 9/1/03
14. Unconditional Guaranty of Lease dated 4/1/07
			15. Unconditional Guaranty of Lease dated 4/1/07	Red Rocks Nursing Operations, LLC, dba Red Rocks Care Center	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
90	720 Hacienda St, Espanola, NM	N.M. Espanola Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. First Amendment to Sub-Lease dated 12/23/96
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Amendment to Lease dated 12/1/01
5. Consent to Assignment and Assumption of Lease dated 9/1/03
6. Assignment and Assumption of Lease dated 9/1/03
7. Payment Agreement dated 9/28/05
8. Consent to Assignment and Assumption of Lease dated 4/1/07
9. Assignment and Assumption of Lease dated 4/1/07
10. Agreement dated 4/1/07
11. Amendment to Lease dated 4/1/07
12. Second Amendment to Lease dated 10/25/07
13. Third Amendment to Lease dated 12/29/2009
14. Unconditional Guaranty of Lease dated 9/1/03
15. Unconditional Guaranty of Lease dated 4/1/07
			16. Unconditional Guaranty of Lease dated 4/1/07	Espanola Valley Nursing Operations, LLC, dba Espanola Valley Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
91	803 Hacienda Ln., Bloomfield, NM	N.M. Bloomfield Three Plus One Limited Company	1. Sub-Lease Agreement dated 2/24/95
2. First Amendment to Sub-Lease dated 12/23/96
3. Assignment and Assumption of Real Property Lease dated 12/31/97
4. Consent to Assignment and Assumption of Lease dated 9/1/03
5. Assignment and Assumption of Lease dated 9/1/03
6. Payment Agreement dated 9/28/05
7. Consent to Assignment and Assumption of Lease dated 4/1/07
8. Assignment and Assumption of Lease dated 4/1/07
9. Agreement dated 4/1/07
10. Amendment to Lease dated 4/1/07
11. Second Amendment to Lease dated 10/31/07
12. Third Amendment to Lease dated 12/29/2009
13. Unconditional Guaranty of Lease dated 4/1/07
			14. Unconditional Guaranty of Lease dated 4/1/07	Bloomfield Nursing Operations LLC, dba Bloomfield Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
92	1650 Galisteo St, Santa Fe, NM	Alamogordo Aviv, L.L.C.	1. Sublease dated January, 1991
2. Amendment to Sublease dated 1/1/91
3. Lease dated 1/1/91
4. First Amendment to Lease dated 7/1/91
5. Second Amendment to Sublease dated 7/1/91
6. Third Amendment to Sublease dated 7/1/91
7. Assignment dated 12/31/97
8. Consent to Assignment dated 9/1/03
9. Assignment and Assumption of Lease 9/1/03
10. Payment Agreement dated 9/28/05
11. Consent to Assignment and Assumption of Lease dated 4/1/07
12. Assignment and Assumption of Lease dated 4/1/07
13. Agreement dated 4/1/07
14. Amendment to Lease dated 4/1/07
15. Second Amendment to Lease dated 10/25/07
16. Third Amendment to Lease dated 5/8/09
17. Fourth Amendment to Lease dated 7/13/2009
18. Fifth Amendment to Lease dated 12/29/2009
19.Unconditional Guaranty of Lease dated 4/1/07
			20.Unconditional Guaranty of Lease dated 4/1/07	Casa Real Nursing Operations, LLC, dba Casa Real	9/30/2021	N/A

93	419 Harding St, Clayton, NM	Clayton Associates, L.L.C.	1. Lease dated 1/10/90
2. Lease Assignment and Transfer of Operations dated 12/30/93
3. Assignment and Assumption of Lease dated 9/1/03
4. Payment Agreement dated 9/28/05
5. Consent to Assignment and Assumption of Lease dated 4/1/07
6. Assignment and Assumption of Lease dated 4/1/07
7. Agreement dated 4/1/07
8. Amendment to Lease dated 4/1/07
9. Second Amendment to Lease dated 10/31/07
10. Third Amendment to Lease dated 12/29/2009
11. Unconditional Guaranty of Lease dated 4/1/07
			12. Unconditional Guaranty of Lease dated 4/1/07	Clayton Nursing Operations, LLC, dba Clayton Nursing & Rehab	9/30/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
94	201 Koontz Lane, Carson City, NV	California Aviv Two, L.L.C.	1. Master Lease dated 4/21/2009
2. Side Letter to Master Lease dated 6/11/09
3. Letter Agreement to Master Lease dated 4/29/2010
4. First Amendment to Master Lease dated 4/29/2010
5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09
6. Second Amendment to Master Lease dated 9/29/2010
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

95	N/A	N/A	N/A	N/A	N/A	N/A

96	N/A	N/A	N/A	N/A	N/A	N/A

97	N/A	N/A	N/A	N/A	N/A	N/A

98	32900 Detroit Rd, Avon, OH	Avon Ohio, L.L.C.	1. Lease dated 2/23/07
2. First Amendment to Lease dated 11/7/07
3. Second Amendment to Lease dated 4/1/08
4. Third Amendment to Lease dated 5/12/08
5. Consent to Sublease Agreement dated 3/19/08
6. Commencement Date Memorandum (relates to Sublease) dated 6/17/08
7. Fourth Amendment to Lease dated 8/19/2008
8. Fifth Amendment to Lease dated 4/1/2010
			9. Unconditional Guaranty of Lease dated 2/23/07	Good Samaritan Health Group, Inc.	3/31/2017	N/A

99	N/A	N/A	N/A	N/A	N/A	N/A

100	N/A	N/A	N/A	N/A	N/A	N/A

101	120 Elzora St, Milton-Freewater, OR (104 Elzora Street per Assessor)	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Rehabilitation, L.L.C.	10/31/2016	N/A

102	1010 NE Third, Milton-Freewater, OR	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Retirement, L.L.C.	10/31/2016	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
103	91 Aries Lane, La Grande, OR	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

104	103 Adams Ave, La Grande, OR	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. First Amendment dated 12/17/03
3. Second Amendment to Lease dated 10/25/06
4. Third Amendment to Lease dated 11/15/07
5. Fourth Amendment to Lease dated 8/1/08
6. Fifth Amendment to Lease dated 4/30/09
7. Sixth Amendment to Lease dated 7/15/09
			8. Unconditional Guaranty of Lease dated 2/11/98	Evergreen Oregon Healthcare Valley View, LLC	2/28/2015	N/A

105	1023 W 25th St, The Dalles, OR	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. First Amendment dated 12/17/03
3. Second Amendment to Lease dated 10/25/06
4. Third Amendment to Lease dated 11/15/07
5. Fourth Amendment to Lease dated 8/1/08
6. Fifth Amendment to Lease dated 4/30/09
			7. Unconditional Guaranty of Lease dated 2/11/98	Evergreen Oregon Healthcare Valley Vista, LLC	2/28/2015	N/A

106	N/A	N/A	N/A	N/A	N/A	N/A

107	N/A	N/A	N/A	N/A	N/A	N/A

108	N/A	N/A	N/A	N/A	N/A	N/A

109	N/A	N/A	N/A	N/A	N/A	N/A

110	N/A	N/A	N/A	N/A	N/A	N/A

111	N/A	N/A	N/A	N/A	N/A	N/A

112	N/A	N/A	N/A	N/A	N/A	N/A

113	1301 South Terrell Street, Falfurrias, TX	Falfurrias Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Falfurrias Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
114	101 Miller Dr, Brownwood, TX	Manor Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Brownwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

115	N/A	N/A	N/A	N/A	N/A	N/A

116	N/A	N/A	N/A	N/A	N/A	N/A

117	103 Sweetbriar Lane, Columbus, TX	Columbus Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. Letter dated 4/21/2010 exercising 5-year extension option 3. Unconditional Guaranty of Lease dated 5/31/06 4. First Amendment to Lease dated 11/30/2010	Columbus Nursing and Rehabilitation, LP	5/31/2021	N/A

118	N/A	N/A	N/A	N/A	N/A	N/A

119	N/A	N/A	N/A	N/A	N/A	N/A

120	619 N Britain Rd, Irving, TX	Manor Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 8/1/03
			5. Second Amendment to Lease dated 11/30/2010	Irving Nursing and Rehabilitation, L.P.	5/31/2021	N/A

121	N/A	N/A	N/A	N/A	N/A	N/A

122	110 W. Hwy 64, Cooper, TX	Commerce Nursing Homes, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Birchwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

123	N/A	N/A	N/A	N/A	N/A	N/A

124	N/A	N/A	N/A	N/A	N/A	N/A

125	N/A	N/A	N/A	N/A	N/A	N/A

126	901 Seven Oaks Rd, Bonham, TX	Savoy/Bonham Venture, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Seven Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
127	424 US Hwy 67 West, Mount Vernon, TX	Mt. Vernon Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Terry Haven Nursing and Rehabilitation, L.P.	5/31/2021	N/A

128	N/A	N/A	N/A	N/A	N/A	N/A

129	601 E Hwy 69, Denison, TX	Denison Texas, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Denison Nursing and Rehabilitation, L.P.	5/31/2021	N/A

130	N/A	N/A	N/A	N/A	N/A	N/A

131	4225 Denmark, Houston, TX	Houston Texas Aviv, L.L.C.	1. Lease dated 5/31/06 2. Letter dated 4/21/2010 exercising 5-year extension option 3. Unconditional Guaranty of Lease dated 5/31/06 4. First Amendment to Lease dated 11/30/2010	Houston Nursing and Rehabilitation, L.P.	5/31/2021	N/A

132	N/A	N/A	N/A	N/A	N/A	N/A

133	N/A	N/A	N/A	N/A	N/A	N/A

134	300 W Crockett, Wolfe City, TX	Commerce Nursing Homes, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Smith Nursing and Rehabilitation, L.P.	5/31/2021	N/A

135	N/A	N/A	N/A	N/A	N/A	N/A

136	310 E Lawrence St, Dayton, TX	Aviv Liberty, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Heritage Villa Nursing and Rehabilitation, L.P.	5/31/2021	N/A

137	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
138	3000 N Danville Rd, Willis, TX	Willis Texas Aviv, L.L.C.	1. Lease dated 5/31/06
2. First Amendment to Lease dated 7/15/09
3. Letter dated 4/21/2010 exercising 5-year extension option
4. Unconditional Guaranty of Lease dated 5/31/06
			5. Second Amendment to Lease dated 11/30/2010	Willis Nursing and Rehabilitation, L.P.	5/31/2021	N/A

139	N/A	N/A	N/A	N/A	N/A	N/A

140	N/A	N/A	N/A	N/A	N/A	N/A

141	N/A	N/A	N/A	N/A	N/A	N/A

142	N/A	N/A	N/A	N/A	N/A	N/A

143	701 Saint Louis Ave, Fort Worth, TX	Aviv Liberty, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Wellington Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

144	N/A	N/A	N/A	N/A	N/A	N/A

145	N/A	N/A	N/A	N/A	N/A	N/A

146	1000 S Kiowa St, Wheeler, TX	Wheeler Healthcare Associates, L.L.C.	1. Lease dated 8/1/03
2. First Amendment to Lease dated 5/31/06
3. Second Amendment to Lease dated 7/15/09
4. Letter dated 4/21/2010 exercising 5-year extension option
5. Unconditional Guaranty of Lease dated 8/1/03
			6. Third Amendment to Lease dated 11/30/2010	Wheeler Nursing and Rehabilitation, L.P.	5/31/2021	N/A

147	N/A	N/A	N/A	N/A	N/A	N/A

148	N/A	N/A	N/A	N/A	N/A	N/A

149	N/A	N/A	N/A	N/A	N/A	N/A

150	N/A	N/A	N/A	N/A	N/A	N/A

151	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
152	3517 11th Street, Bremerton, WA	California Aviv, L.L.C.	1. Master Lease dated 7/22/08
2. First Amendment to Master Lease dated 4/21/09
3. Side Letter to Master Lease dated 6/11/09
4. Letter Agreement to Master Lease dated 4/29/2010
5. Second Amendment to Master Lease dated 4/29/2010
6. Unconditional Guaranty of Lease dated 7/22/08
			7. Third Amendment to Master Lease dated 9/29/2010	AB12 Master Tenant, L.L.C.	8/31/2018	N/A

153	N/A	N/A	N/A	N/A	N/A	N/A

154	N/A	N/A	N/A	N/A	N/A	N/A

155	155 Alder Street, Cathlamet, WA	Columbia View Associates, L.L.C.	1. Lease dated 8/8/02
2. First Amendment dated 9/25/02
3. Second Amendment dated 6/30/02
4. Second Amendment dated 10/31/05
5. Third Amendment dated 1/1/06
6. Fourth Amendment to Lease dated 9/25/09
			7. Unconditional Guaranty of Lease dated 8/1/02	Eagle Healthcare, Inc.	12/31/2020	N/A

156	N/A	N/A	N/A	N/A	N/A	N/A

157	1150 W Fairview Rd., Colfax, WA (Fairview a/k/a Almota)	Washington-Oregon Associates, L.L.C.	1. Lease dated 2/11/98
2. Assignment dated 2/11/98
3. First Amendment dated 12/17/03
4. Second Amendment to Lease dated 10/25/06
5. Third Amendment to Lease dated 11/15/07
6. Fourth Amendment to Lease dated 8/1/08
7. Fifth Amendment to Lease dated 4/30/09
8. Sixth Amendment to Lease dated 7/15/09
9. Unconditional Guaranty of Lease dated 2/11/98
10. Unconditional Guaranty of Lease dated 2/11/98
			11. Seventh Amendment to Lease dated 10/29/2010	Evergreen Washington Healthcare Whitman, LLC	2/28/2015	N/A

158	N/A	N/A	N/A	N/A	N/A	N/A

159	N/A	N/A	N/A	N/A	N/A	N/A

160	825 Western Ave, Columbus, WI	Columbus Western Avenue, L.L.C.	1. Sublease dated 8/7/03
2. Letter Agreement dated 8/7/03
3. Assignment and Assumption of Sublease and Guaranty dated 12/22/04
4. First Amendment to Sublease dated 9/27/06
			5. Unconditional Guaranty of SubLease dated 8/7/03	Heyde Health Systems Columbus, LLC	7/31/2011	N/A

161	N/A	N/A	N/A	N/A	N/A	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
162	1110 Second St, Pepin, WI	Chippewa Valley, L.L.C.	1. Lease dated 10/30/01
2. First Amendment to Lease dated 1/31/02
3. Second Amendment to Lease dated 2/27/02
4. Third Amendment to Lease dated 3/21/02
5. Fourth Amendment to Lease dated 4/26/02
6. Assignment and Assumption of Lease dated 6/1/02
7. Fifth Amendment to Lease dated 1/1/03
8. Sixth Amendment to Lease dated 4/14/06
			9. Unconditional Guaranty of Lease dated 10/30/01	Heyde Health Systems-Pepin, LLC	12/31/2012	N/A

163	N/A	N/A	N/A	N/A	N/A	N/A

164	N/A	N/A	N/A	N/A	N/A	N/A

165	N/A	N/A	N/A	N/A	N/A	N/A

166	170 Oak Grove Ave., Fall River, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
167	205 Elm St, Quincy, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

168	55 Lowell St, Lawrence, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
169	835 Main St, Worcester, MA	Massachusetts Nursing Homes, L.L.C.	1. Lease dated 12/6/93
2. First Amendment dated 12/6/93
3. Agreement with Respect to and Second Amendment to Lease dated 9/1/95
4. Third Amendment to Lease 9/1/95
5. Fourth Amendment to Lease dated 2/15/96
6. Fifth Amendment to Lease dated 6/20/00
7. Sixth Amendment to Lease dated 6/30/02
8. Seventh Amendment to Lease dated 9/30/03
9. Eighth Amendment to Lease dated 1/1/06
10. Ninth Amendment to Lease dated 10/1/07
11. Tenth Amendment to Lease dated 8/12/2009
12. Eleventh Amendment to Lease dated 10/08/2009
13. Guaranty of Lease dated 12/6/93
14. Twelfth Amendment to Lease Agreement dated 10/29/2010
			15. Unconditional Guaranty of Lease dated 10/29/2010	SunBridge Healthcare Corporation	12/31/2020	N/A

170	2406 Atherholt Road, Lynchburg, VA	Yuba Aviv, L.L.C.	1. Lease dated 4/29/2010
2. Unconditional Guaranty of Lease dated 4/29/2010
3. First Amendment to Lease dated 8/16/2010
4. Assignment and Assumption Agreement (Purchase and Lease Documents) dated 9/15/2010
5. Lease and Loan Document Modification Agreement dated 9/21/2010
			6. Second Amendment to Lease dated 12/17/2010	HP/Carrington, Inc.	09/30/2020	N/A

171	N/A	N/A	N/A	N/A	N/A	N/A

172	N/A	N/A	N/A	N/A	N/A	N/A

173	N/A	N/A	N/A	N/A	N/A	N/A

174	N/A	N/A	N/A	N/A	N/A	N/A

175	245 Indian River Road, Orange, CT 06477	Orange ALF Property, L.L.C.	1. Lease dated 12/21/2010 2. Unconditional Guaranty of Lease dated 12/21/2010	Maplewood at Orange, LLC	12/31/2020	N/A

176	N/A	N/A	N/A	N/A	N/A	N/A

177	1560 K 96 Highway, Great Bend, KS 67530	Great Bend Property, L.L.C.	1. Lease dated 12/17/2010 2. Unconditional Guaranty of Lease dated 12/17/2010	HP/Great Bend, Inc.	12/31/2020	N/A

178	605 East Melvin Street, Arma, KS 66712	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010	Arma Care Center, LLC	12/31/2020	N/A

Facility Operating
Site	Real Property Asset				Lease
No.	Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Termination Date	Ground Leases
179	801 South Fry Street, Yates Center, KS 66783	Arma Yates, L.L.C.	1. Master Lease dated 11/19/2010 2. Unconditional Guaranty of Lease dated 11/19/2010	Yates Center Nursing and Rehabilitation, LLC	12/31/2020	N/A

SCHEDULE 5.12
PART III — MATERIAL SUB-LEASES

Site	Real Property Asset				Sublease	Subtenant's Rental
No.	Address	Borrower/Owner	Sublease	Subtenant	Termination Date	Payment Status
71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Monett, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Harrisonville Healthcare, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Harrisonville, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Raytown, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.	1. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010 2. Sublease dated 7/1/2010	Benchmark Healthcare of Lee’s Summit, L.L.C., a Missouri limited liability company	6/30/2020	Unknown

98	32900 Detroit Rd, Avon, OH	Avon Ohio, L.L.C.	1. Consent to Sublease Agreement dated 3/19/08 2. Sublease dated 3/19/08 3. Commencement Date Memorandum dated 6/17/08	Community Health Partners Regional Medical Center, an Ohio non-profit corporation	April 1, 2013, with one (1) five-year renewal option	Unknown

SCHEDULE 5.13
MATERIAL CONTRACTS; CONTRACTS
None.

SCHEDULE 5.22
PATRIOT ACT INFORMATION

Credit Party’s Legal	State of	Chief Executive	Principle Place of	Licensed to do
Name	Formation	Office	Business	Business in	Tax ID	Organizational ID
Aviv Financing I, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	IL/MA	11-3747125	3926720
Alamogordo Aviv, L.L.C.	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	27-0123540	2581791
Arma Yates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	27-3971035	4897319
Aviv Liberty, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4572034	3943940
Avon Ohio, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	OH	36-4601433	4290056
Benton Harbor, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MI	36-4204807	153133
California Aviv Two, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA/NV	26-4117080	4648458
California Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA/WA/OR	38-3786697	4559434
Chenal Arkansas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	AR	04-3835270	4072263
Chippewa Valley, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MI/WI	36-4065826	59226
Clayton Associates, L.L.C.	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	36-4572014	2566586
Columbia View Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	WA	36-4204809	3943978
Columbus Texas Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	38-3735473	4144014
Columbus Western Avenue, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	WI	71-0960205	3759584
Commerce Nursing Homes, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4122632	98299
Denison Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	32-0173170	4144007
Falfurrias Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	61-1501714	4144005
Florence Heights Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NE	11-3747131	3943981

Credit Party’s Legal	State of	Chief Executive	Principle Place of	Licensed to do
Name	Formation	Office	Business	Business in	Tax ID	Organizational ID
Freewater Oregon, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	OR	36-2280966	4230116
Fullerton California, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4480527	3456727
Great Bend Property, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	27-3971138	4897313
Heritage Monterey Associates, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4056688	43958
Highland Leasehold, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	IL	20-2873499	3963799
Hobbs Associates, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NM	36-4177337	131466
Hot Springs Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	AR	30-0470700	4517015
Houston Texas Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4587739	4144011
Hutchinson Kansas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	51-0559326	4060902
Manor Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4572020	3945540
Massachusetts Nursing Homes, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MA	20-2873416	3963794
Missouri Regency Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	MO	36-4572031	3943944
Mt. Vernon Texas, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	35-2270167	4144012
N.M. Bloomfield Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748292	1712306
N.M. Espanola Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748289	1712314
N.M. Lordsburg Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748286	1712322
N.M. Silver City Three Plus One Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2748283	1712330
Omaha Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NE	36-4572019	3943951
Orange ALF Property, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CT	27-4083471	4901860

Credit Party’s Legal	State of	Chief Executive	Principle Place of	Licensed to do
Name	Formation	Office	Business	Business in	Tax ID	Organizational ID
Peabody Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	KS	36-4572029	3943959
Raton Property Limited Company	NM	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	36-4111094	1825066
Red Rocks, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	NM	36-4192351	0014930-6
Riverside Nursing Home Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4340184	3143588
Santa Ana-Bartlett, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4212739	167649
Savoy/Bonham Venture, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	36-4572026	3943973
Skyview Associates, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	ID	36-4572023	3943997
Tujunga, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	36-4389732	3278294
VRB Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	CA	76-0802032	4058022
Washington-Oregon Associates, L.L.C.	IL	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	WA/OR	36-4192347	0013883-5
Wheeler Healthcare Associates, L.L.C.	TX	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	State of formation only	74-2752353	7012511-22
Willis Texas Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	TX	37-1522942	4144009
Yuba Aviv, L.L.C.	DE	303 West Madison Street, Suite 2400 Chicago, IL 60606	303 West Madison Street, Suite 2400 Chicago, IL 60606	California	11-3750228	3965009

SCHEDULE 9.12
ALLOCATED LOAN VALUE

Site	Loan Allocation
2	5,600,957.78
8	4,060,694.36
20	3,173,876.05
21	6,954,522.53
22	4,994,187.32
23	2,053,684.51
24	2,567,105.63
25	8,028,039.43
30	1,446,914.08
31	4,480,766.19
32	3,453,923.94
33	2,613,780.28
35	10,595,145.06
36	5,460,933.80
37	3,173,876.05
43	4,200,718.31
48	2,987,177.46
53	560,095.77
54	2,800,478.87
55	1,073,516.90
57	513,421.13
58	266,045.49
59	886,818.31
60	840,143.66
61	560,095.77
62	4,527,440.84
63	1,260,215.49
64	840,143.66
65	840,143.66
66	2,473,756.34
67	3,640,622.53
71	2,520,430.98
72	1,446,914.08
73	1,306,890.14
74	2,753,804.22
75	2,380,407.04
83	513,421.13
84	6,954,522.53
85	2,287,057.74
86	3,313,900.00
87	653,445.07
88	840,143.66
89	1,820,311.27
90	4,014,019.72
91	2,800,478.87
92	4,387,416.90
93	1,353,564.79
94	5,974,354.93
98	3,080,526.76
101	1,913,660.56
102	1,493,588.73
103	3,640,622.53
104	2,333,732.39
105	513,421.13
113	980,167.60
114	2,053,684.51
117	242,708.17
120	1,960,335.21
122	3,640,622.53
126	1,073,516.90
127	102,684.23
129	2,707,129.58
131	933,492.96
134	1,166,866.20
136	1,446,914.08
138	2,100,359.15
143	3,547,273.24
146	1,633,612.67
152	560,095.77
155	606,770.42
157	3,360,574.65
160	1,166,866.20
162	1,306,890.14
170	2,943,663.35
175	8,089,899.40
177	3,258,028.72
178	1,925,641.12
179	1,983,993.34

Total	204,017,666.51